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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

J.B. Hunt Transport Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J. B. HUNT TRANSPORT SERVICES, INC.

NOTICE AND PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 22, 2004 at 10:00 a.m.

     The Annual Meeting of Stockholders of J.B. Hunt Transport Services, Inc. (the “Company”) will be held April 22, 2004 at 10:00 a.m. (CDT) at the Company’s headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

(1)	To elect three (3) Class III Directors for a term of three (3) years each.

(2)	To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the next fiscal year.

(3)	To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record on February 27, 2004 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the 2003 Annual Report to Stockholders is enclosed.

By Order of the Board of Directors

JOHNELLE D. HUNT
Secretary

Lowell, Arkansas
March 16, 2004

YOUR VOTE IS IMPORTANT. PLEASE EXECUTE
YOUR PROXY WITHOUT DELAY.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

     Your vote is important. You can save the Company the expense of a second mailing by voting promptly. Stockholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot as described below. (Please note: if you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.)

     The Internet and telephone voting procedures are designed to authenticate stock-holders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. on April 21, 2004.

Vote by telephone

     You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

     You also can choose to vote on the Internet. The website for Internet voting is www.eproxyvote.com/jbht. As with the telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Mail

     If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to EquiServe Trust Company, N.A. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to J.B. Hunt Transport Services, Inc. c/o EquiServe Trust Company, N.A., P.O. Box 8930, Edison, New Jersey 08818-9271.

Voting at the Annual Meeting

     The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

     All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

When and Where is the Annual Meeting?
What is the Purpose of the Annual Meeting?
Who is Entitled to Vote?
Who Can Attend the Meeting?
What Constitutes a Quorum?
Can a Stockholder Nominate a Director?
How Can I Communicate Directly with the Board?
How Do I Vote?
What are the Board’s Recommendations?
What Vote is Required to Approve Each Item?
Can I Change My Vote After I Return the Proxy Card?
PROPOSAL ONE ELECTION OF DIRECTORS
PROFILES OF DIRECTORS AND NOMINEES
Board and Committee Memberships
What are the Duties of the Board?
How are Directors Compensated?
How Often are the Directors Required to Attend Meetings?
How Often did the Board Meet During Calendar Year 2003?
What Committees has the Board Established?
Code of Business Conduct and Ethics
Corporate Governance Guidelines
Section 16(a) Beneficial Ownership
Certain Transactions and Relationships
PRINCIPAL STOCKHOLDERS OF THE COMPANY
How Much Stock Do the Company’s Directors and Officers Own?
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
The Executive Compensation Committee
General Compensation Policy
Base Salary
Performance-Based Bonus
Incentive Awards
Stock Ownership Guidelines
Chairman and Chief Executive Officer Compensation
2004 Performance-Based Compensation
Tax Deductibility
Executive Compensation Committee Interlocks and Insider Participation
EXECUTIVE COMPENSATION SUMMARY TABLE
AGGREGATED OPTION EXERCISES DURING CALENDAR YEAR 2003
OPTION GRANTS DURING CALENDAR YEAR 2003
PERFORMANCE GRAPH
Comparison of Five Year Cumulative Total Return
PROPOSAL TWO
Audit and Non-Audit Fees
Policy on Audit Committee Pre-Approval of Audit and
REPORT OF THE AUDIT COMMITTEE
OTHER MATTERS
Where You Can Find More Information

J. B. HUNT TRANSPORT SERVICES, INC.

     PROXY STATEMENT

          This introduction is a summary of selected information from this Proxy Statement and may not contain all of the information that is important to you. To better understand the nominees being solicited for Directors and the appointment of KPMG LLP as our independent auditors, you should carefully read this entire document and other documents to which we refer.

When and Where is the Annual Meeting?

Date:	Thursday, April 22, 2004
Time:	10:00 a.m., Central Daylight Time
Location:	J.B. Hunt Transport Services, Inc.
Corporate Offices
1st Floor Auditorium
615 J.B. Hunt Corporate Drive
Lowell, Arkansas 72745

What is the Purpose of the Annual Meeting?

     At the Company’s Annual Meeting, stockholders will act upon matters outlined in the accompanying Notice of Annual Meeting, including the election of Directors and ratification of the Company’s independent auditors. In addition, the Company’s management will report on the performance of the Company during calendar year 2003.

Who is Entitled to Vote?

     Only stockholders of record at the close of business on the record date, February 27, 2004, are entitled to receive the Notice of Annual Meeting and to vote the shares of common stock that they held on that date at the meeting or at any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted on.

Who Can Attend the Meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the Meeting and each may be accompanied by one guest. Seating is limited and will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and seating will be available at approximately 9:30 a.m.

No cameras, electronic devices, large bags, briefcases or packages will be permitted at the Meeting

     Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Meeting.

What Constitutes a Quorum?

     The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the Company to conduct its business. As of the record date, 80,187,495 shares of common stock of the Company were outstanding. Proxies received, but marked as abstentions and broker non-votes, will be included in the calculation of the number of shares considered to be present at the Meeting.

Can a Stockholder Nominate a Director?

     The Nominating and Corporate Governance Committee of the Board of Directors will consider a candidate properly and timely recommended for Directorship by a stockholder or group of stockholders of the Company. The recommendation must be submitted by one or more stockholders that own individually, or as a group beneficially, 2% or more of the outstanding common stock. Stockholder recommendations must be submitted to the Chairman of the Nominating and Corporate Governance Committee in writing via Certified U.S. mail not less than 120 days prior to the first anniversary of the date of the Proxy Statement relating to the Company’s previous Annual Meeting. Recommendations must be addressed as follows:

J.B. Hunt Transport Services, Inc.
Chairman, Nominating and Corporate Governance Committee
615 J.B. Hunt Corporate Drive
Lowell, Arkansas 72745
DIRECTOR CANDIDATE RECOMMENDATION

     Generally, candidates for Director positions should possess:

•	Relevant business and financial expertise and experience, including an understanding of fundamental financial statements;

•	the highest character and integrity and a reputation for working constructively with others;

•	sufficient time to devote to meetings and consultation on Board matters; and

•	freedom from conflicts of interest that would interfere with performance as a Director.

     The full text of the Company’s “Policy Regarding Director Recommendations by Stockholders” and “Nominating and Corporate Governance Committee Directorship Guidelines and Selection Policy” is published on the Company’s website at www.jbhunt.com and can be found under the caption “Who We Are"/“Investor Relations"/“Corporate Governance.”

How Can I Communicate Directly with the Board?

     Stockholder communications to the Board of Directors, any Committee of the Board of Directors, or any individual Director must be sent in writing via Certified U.S. mail to the Corporate Secretary at the following address:

J.B. Hunt Transport Services, Inc.
Attention: Corporate Secretary
615 J.B. Hunt Corporate Drive
Lowell, Arkansas 72745

     The Company’s “Stockholder Communications Policy” is published on the Company’s website at www.jbhunt.com and can be found under the caption “Who We Are"/“Investor Relations"/“Corporate Governance.”

How Do I Vote?

     The enclosed proxy card indicates the number of shares that you own. Your vote is important. Most stockholders have a choice of voting on the Internet, by telephone, or by mail using a traditional proxy card. Please refer to the proxy card or other voting instructions included with the proxy materials for information on the voting methods available to you.

If you Vote by Telephone or on the Internet, You Do Not Need to Return Your Proxy Card

     If you complete and properly sign the accompanying proxy card and return it to the Company, or tender your vote via telephone or the Internet, it will be voted as you direct. If you attend the Meeting, you may deliver your completed proxy card in person. Proxies duly executed and returned by a stockholder, and not revoked prior to or at the Meeting, will be voted in accordance with the instructions thereon.

     If your shares are held in “street name,” you will need to contact your broker or other nominee to determine whether you will be able to vote by telephone or Internet.

What are the Board’s Recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	For election of the nominated slate of Directors (see pages 7 — 9)

•	For ratification of the appointment of KPMG LLP as the Company’s independent auditors (see page 22)

     With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion.

What Vote is Required to Approve Each Item?

•	Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more of the Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

•	Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Can I Change My Vote After I Return the Proxy Card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

* * * * * * * * * * * * * *

You Should Carefully Read this Proxy Statement in its Entirety

* * * * * * * * * * * * * *

PROPOSAL ONE
ELECTION OF DIRECTORS

     The Board of Directors is currently divided into three classes, each having three-year terms that expire in successive years. The term of office of Directors in Class III expires at the 2004 Annual Meeting. The Board of Directors proposes that the nominees described below be re-elected to Class III for a new term of three years and until their successors are duly elected and qualified. All nominees are currently serving as Class III Directors.

     Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a Director before the election, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     It is intended that the shares represented by the accompanying proxy will be voted at the 2004 Annual Meeting for the election of all nominees. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

The Board of Directors Recommends that Stockholders Vote
FOR
Each of the Nominees Listed Herein

PROFILES OF DIRECTORS AND NOMINEES

NOMINEES FOR DIRECTOR:

CLASS III — Term Expires April 2004

John A. Cooper, Jr.	Director Since 1990

Mr. Cooper, age 65, is Chairman of the Board of Cooper Communities, Inc. (a private community development company). From 1997 to July 2002, Mr. Cooper served as Chief Executive Officer and President of Cooper Communities, Inc.

Wayne Garrison	Director Since 1981

Mr. Garrison, age 51, is Chairman of the Board and has held this title since 1995. Joining the Company in 1976 as Plant Manager, he has also served the Company as Vice President of Finance in 1978, Executive Vice President of Finance in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from January 1986 until May 1991.

Bryan Hunt	Director Since 1991

Mr. Bryan Hunt, age 45, is President of Best Motor Company, Best Leasing Corporation and Progressive Finance Corporation (all private companies with operations in motor vehicle sales, leasing and financing). He served as Assistant Secretary of the Company from October 1988 until May 2000. Until his retirement from the Company in 1997, he served separate terms as the Company’s Treasurer and Chief Operating Officer of the Van Division. Bryan Hunt is the son of J.B. Hunt and Johnelle D. Hunt.

DIRECTORS WHOSE TERM OF OFFICE CONTINUE

CLASS I — Term Expires April 2005

Johnelle D. Hunt	Director Since 1993

Mrs. Hunt, age 72, is the Corporate Secretary of the Company. Serving as Credit Manager from 1962 to 1987, she was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988 at which time she was elected Corporate Secretary. Johnelle D. Hunt is the wife of J. B. Hunt and the mother of Bryan Hunt.

Kirk Thompson	Director Since 1985

Mr. Thompson, age 50, is President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. He served as Vice President of Finance from 1979 until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.

Leland E. Tollett	Director Since 2001

Mr. Tollett, age 67, is a private investor. He served as Chairman of the Board and Chief Executive Officer of Tyson Foods, Inc. from 1995 to 1998 when he retired and became a consultant to that company. A Tyson Foods employee since 1959, he also served as President and Chief Executive Officer from 1991 to 1995. He first became a board member of Tyson Foods, Inc. in 1984 and continues to serve in that capacity.

John A. White	Director Since 1998

Dr. White, age 64, is Chancellor of the University of Arkansas. A graduate of the University of Arkansas (BSIE), Virginia Tech (MSIE) and The Ohio State University (PhD), he also holds honorary doctorates from the Katholieke Universitiet of Leuven in Belgium and from George Washington University. Dr. White is a member of the National Academy of Engineering, and President and Director of the Malcolm Baldridge National Quality Award Foundation. He also serves on the Board of Directors and the Audit Committees of Eastman Chemical Company, Logility, Inc., Motorola, Inc., and Russell Corporation.

CLASS II — Term Expires April 2006

Gene George	Director Since 1961

Mr. George, age 81, is Chairman of the Board of George’s Inc. (an integrated poultry company). He also serves on the Board of Directors for the First National Bank of Springdale.

Thomas L. Hardeman	Director Since 1994

Mr. Hardeman, age 66, is President of BTTB Investments, a private investment company. He served as Corporate Vice President of United Parcel Service from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

J. B. Hunt	Director Since 1961

Mr. Hunt, age 77, is Senior Chairman of the Board of Directors of the Company. Founder of the J.B. Hunt Company in 1961, he served as Chairman of the Board from 1982 until 1995. He is currently involved in a number of outside interests as a private investor. J.B. Hunt is the husband of Johnelle D. Hunt and the father of Bryan Hunt.

James L. Robo	Director Since 2002

Mr. Robo, age 41, is President of FPL Energy and Vice President of Corporate Development Strategy of FPL Group. FPL Group is a public company whose two main subsidiaries are Florida Power & Light and FPL Energy. Mr. Robo joined the General Electric Company in 1992 and served as President and Chief Executive Officer of GE Mexico from 1997-1999. He was President and Chief Executive Officer of the GE Capital TIP/Modular Space division from 1992 until February 2002. From 1984-1992 Mr. Robo worked for Mercer Management Consulting and served as Vice President from 1988-1992. He graduated summa cum laude from Harvard College with a BA in European History and subsequently obtained his MBA from Harvard Business School in 1988.

     Under the terms of the Company’s articles and Arkansas law, the Board of Directors can fix or change the number of Directors by up to 30% of the number of Directors last approved by the stockholders.

     Each of the foregoing nominees is currently serving as a Director of the Company.

Johnelle D. Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J. B. and Johnelle D. Hunt. There are no other family relationships among the foregoing Directors.

Board and Committee Memberships

What are the Duties of the Board?

     The Board of Directors has the responsibility to serve as the trustee for the stockholders. It also has the responsibility for establishing broad corporate policies and for the overall performance of the Company. The Board, however, is not involved in day-to-day operating details. Members of the Board are kept informed of the Company’s business through discussion with the Chairman, Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month and by participating in Board and Committee meetings.

     The Company regularly monitors developments in the area of corporate governance. In November 2003, the SEC (“SEC”) approved the final corporate governance rules of the National Association of Securities Dealers (“NASD”). The Board has subsequently completed its review of these rules and has taken all actions required for the Company to be in full compliance by April 22, 2004, which is the deadline for the Company’s compliance.

     In accordance with the Sarbanes-Oxley Act of 2002 and the NASD corporate governance rules, the Board of Directors, and its Committees, have taken a number of actions, including (i) adopting an amended Audit Committee Charter which reflects certain changes required under the Sarbanes-Oxley Act of 2002, (ii) adopting an amended Executive Compensation Committee Charter outlining the duties of the Executive Compensation Committee and requiring that each member meet the independent requirements of the NASD, (iii) adopting a new Code of Conduct, (iv) adopting a new set of corporate governance principles, (v) establishing the independent Nominating and Corporate Governance Committee, (vi) evaluating the size and composition of the Board, and (vii) establishing a practice of holding regular executive sessions of non-management Directors.

     Charters for the Company’s Audit Committee, Executive Compensation Committee and Nominating and Corporate Governance Committee are published on the Company’s website at www.jbhunt.com under the caption “Who We Are"/“Investor Relations"/“Corporate Governance.”

     The Board has determined that John A. Cooper, Jr., Gene George, Thomas L. Hardeman, James L. Robo, Leland E. Tollett and John A. White qualify as non-management, independent Directors in accordance with NASD corporate governance rules. The Board has also designated John A. White to act as presiding Director of executive sessions to be held on a regular basis by non-management, independent Directors.

How are Directors Compensated?

     We do not pay Directors who are also officers of the Company additional compensation for their service as Directors. In calendar year 2003, compensation for non-employee Directors, serving on the Board, included the following:

•	an annual retainer of $20,000 paid in Company stock;

•	$4,250 for each Board meeting attended;

•	$1,000 for each Board Committee meeting attended;

•	$2,250 to the chairman of each Committee for each Committee meeting attended; and

•	reimbursement of expenses to attend Board and Committee meetings.

How Often are the Directors Required to Attend Meetings?

     All members of the Board are strongly encouraged to attend each Meeting of the Board and Meetings of the Board Committees on which they serve as well as the Annual Meeting. Please refer to the Company’s “Director Attendance Policy”, published on the Company’s website at www.jbhunt.com under the caption “Who We Are"/“Investor Relations"/“Corporate Governance” for further details.

How Often did the Board Meet During Calendar Year 2003?

     The Board of Directors held four regularly scheduled meetings during the 2003 calendar year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting. The business of the Company is managed under the direction of the Board of Directors, who meet on a regularly scheduled basis during its calendar year to review significant developments affecting the Company and to act on matters which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings.

What Committees has the Board Established?

     For the calendar year ending December 31, 2003, the Board of Directors had the following committees:

•	Audit, comprised of Chairman, John A. White, James L. Robo and Leland E. Tollett

•	Compensation, comprised of Chairman, John A. Cooper, Jr., Gene George and Thomas L. Hardeman

•	Nominating and Corporate Governance, comprised of Chairman, Thomas L. Hardeman, John A. Cooper, Jr., and James L. Robo

     Members of the committees are appointed annually by the Board and serve until their successors are appointed or their earlier resignation or removal.

     The Audit Committee functions are focused primarily on three areas: (i) the scope and adequacy of the Company’s internal controls and financial reporting processes and the reliability of the Company’s financial statements, (ii) the independence and performance of the Company’s independent auditors and (iii) the Company’s compliance with legal and regulatory requirements related to the filing and disclosure of quarterly and annual financial statements of the Company. All members of the Audit Committee qualify as an “independent” Director under the regulations of the Sarbanes-Oxley Act and the NASD. The Board believes each of the members of the Audit Committee is knowledgeable and qualified to review financial statements. In addition, the Board has determined that John A. White, the current Chairman of the Audit Committee, qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC. The Audit Committee held seven regularly scheduled meetings in calendar year 2003. For additional information concerning the Audit Committee, please refer to the “Report of the Audit Committee” contained in this Proxy Statement.

     The Executive Compensation Committee determines the compensation of senior management of the Company. The Executive Compensation Committee reviews annually the stock incentive and benefit plans of the Company. The Committee evaluates and recommends to the Board of Directors for their approval, base salaries and stock option grants for the Chairman and Chief Executive Officer. All members of the Committee are “outside/disinterested Directors” for purposes of Section 162(m) of the Internal Revenue Code for the purpose of administering the Company’s performance-based compensation plans. The Executive Compensation Committee met twice in calendar year 2003. All of the members attended the meetings. For additional information concerning the Executive Compensation Committee, please refer to the “Report of the Executive Compensation Committee” contained in this Proxy Statement.

     The Nominating and Corporate Governance Committee develops and maintains the corporate governance policies of J.B Hunt Transport Services, Inc. and assists the Company’s Board of Directors in (i) identifying, screening and recruiting qualified individuals to become Board members, (ii) determining the composition of the Board and its Committees, and (iii) assisting the Board in assessing the Board’s effectiveness. All members of the Committee are qualified as non-management, independent Directors as determined by the rules of the SEC and NASD. Further detail regarding qualifications and responsibilities is outlined in the Committee’s charter published on the Company’s website at www.jbhunt.com under the caption of “Who We Are"/ “Investor Relations"/“Corporate Governance.” The Committee met once in 2003.

     The Nominating and Corporate Governance Committee guidelines outline the qualification the Committee looks for in a nominee. Generally, the candidate should possess:

•	Relevant business and financial expertise and experience, including an understanding of fundamental financial statements;

•	the highest character and integrity and a reputation for working constructively with others;

•	sufficient time to devote to meetings and consultation on Board matters, and;

•	freedom from conflicts of interest that would interfere with performance as a Director.

     In addition, the guidelines outline a number of other qualifications and experience for which the Committee looks for. After assessing and considering prevailing business conditions of the Company, legal and listing standard requirements for Board composition, the size and composition of the current Board and the skills and experience of current Board members, any of the Chairman, the Committee or any Board member may identify the need to add a Board member to meet specific criteria or to fill a vacancy on the Board. The Committee identifies qualified Director nominees through a combination of methods, including persons known to the members of the Committee by reputation or otherwise, referrals from trusted sources, including senior management, existing Board members, stockholders and independent consultants hired for such purpose. The Committee may request that senior officers of the Company assist the Committee in identifying and assessing prospective candidates that meet the criteria established by the Board.

     These candidates are evaluated based upon their qualifications or other relevant information including a personal interview. The Committee convenes a meeting and approves the candidates to be presented to the Board. The Board considers the recommendations of the Committee and approved candidates for nomination.

     In addition to the committees of the Board of Directors described above, non-management, independent Directors of the Company met four times in executive session during calendar year 2003. John A. White presided as Chairman in each of these meetings. It will remain standard practice of the Company to conduct these meetings either before or after each regularly scheduled Board meeting or on an as needed basis.

Code of Business Conduct and Ethics

     The Board has adopted a Corporate Code of Business Conduct and Ethics that applies to all of the Company’s Directors, officers and employees. The purpose and role of this code is to focus our Directors and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and to help enhance and formalize our culture of integrity, honesty, and accountability. The Company will post on our website any amendment to this code and any waivers of any provision of this code made for the benefit of any of our senior executive officers or Directors.

Corporate Governance Guidelines

     The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities to the Company and its stockholders. The guidelines address, among other items, Director responsibilities, Board committees, and Director compensation.

     The Company, the Board and each of the above Committees will continue to monitor corporate governance legislation initiatives and will continue to evaluate Committee charters, duties and responsibilities with the intent to remain in full compliance of the regulations established by the SEC and NASD.

Section 16(a) Beneficial Ownership

     Section 16(a) of the Securities and Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in J.B. Hunt Transport Services, Inc. common stock with the SEC and NASDAQ. Based on our records and other information, we believe that in 2003 all Directors and executive officers met all applicable SEC filing requirements, except as described below:

•	In October 2003, Paul Bergant, the Company’s Chief Marketing Officer, sold shares of common stock. As a consequence of an administrative error, the Form 4 reporting this sale was delinquent.

•	In April 2003, Thomas L. Hardeman, a Director, sold shares of common stock and inadvertently overlooked the filing date. A Form 5 was filed on February 4, 2004 to report this transaction.

Certain Transactions and Relationships

     As disclosed in last year’s Proxy Statement, Mr. Robo served as President of the GE Capital TIP/Modular Space division (TIP) until February, 2002. TIP, a supplier of trailer renting and leasing equipment, was, and continues to be, under contract with the Company. During calendar year 2002, the Company paid GE Capital/TIP $61 million in trailer and modular building rent payments. The Company also paid GE Capital $25 million for containers and chassis. Mr. Robo has had no further involvement with GE Capital/TIP since his separation in February 2002. He therefore, has had no further exposure to this operation and as such has no information to disclose since that separation.

     In regard to the J.B. and Johnelle D. Hunt Life Insurance Trust, the Company no longer funds the annual premiums. To abide by the new directives implemented by the Sarbanes-Oxley Act of 2002, the Company discontinued this practice in calendar year 2002. The premium payments previously paid by the Company and owed to the Company through calendar year 2003 are $10,696,277.00. The amounts owed to the Company are to be paid from the J.B. and Johnelle D. Hunt Insurance Trusts of which the children of J.B. and Johnelle D. Hunt, Bryan Hunt and Jane Hardin, are Trustees. It has been the intention of the Company to collect the amounts owed at the time the insurance trust is funded with proceeds from the life insurance. They are, however, personally guaranteed by Mr. and Mrs. J.B. Hunt.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

How Much Stock Do the Company’s Directors and Officers Own?

     The authorized common stock of the Company consists of 100,000,000 shares at $.01 par value. As of the close of business on February 27, 2004, there were 80,187,495 shares outstanding held by 1,334 stockholders of record.

     The following table lists shares owned as of February 27, 2004, by all persons known to be the beneficial owner of more than five percent of the Company’s common stock, by each Director of the Company, and by each named executive officer, and by all officers and Directors as a group.

				Percent of
	Shares		Right to	Outstanding
Directors and Officers	Owned (1)		Acquire (2)	Shares (3)
J.B. Hunt	16,633,980	(4)	0	20.7
Wayne Garrison	4,017,436		164,000	5.2
John A. Cooper, Jr.	27,946		0	*
Gene George	891,566	(5)	0	*
Thomas L. Hardeman	7,634		0	*
Craig Harper	51,823		0	*
Bryan Hunt	723		0	*
Johnelle D. Hunt	508,674	(4)	0	*
Paul Bergant	299,808		0	*
James L. Robo	4,886		0	*
Kirk Thompson	220,224		0	*
Leland E. Tollett	4,762		0	*
Jerry W. Walton	212,220	(6)	44,000	*
John A. White	13,230			*
All executive officers and Directors as a group (22 persons)	23,117,664		374,502	29.3

   * Less than one percent

(1)	Includes shares for which the named person:

•	has sole voting and investment power,

•	has shared voting and investment power with a spouse, or

•	holds shares in the Company’s 401(k) Employee Retirement Plan, and/or Deferred Compensation Plan, unless otherwise indicated in the footnotes.

Excludes shares that:

•	are restricted stock holdings, or

•	may be acquired through non-vested stock option exercises.

(2)	Shares that can be acquired by exercise of stock options exercisable through February 27, 2004.

(3)	The percentages are based on shares that equal the outstanding shares of the Company as of February 27, 2004.

(4)	Includes shares owned by Mr. and Mrs. Hunt in family limited liability companies in which they are co-managers.

(5)	Includes an indirect 25% beneficial ownership interest through a family limited partnership that owns 1,161,978 shares which equals 290,494 shares and the ownership of 891,566 shares in another family limited partnership. Mr. George disclaims the beneficial ownership of the 290,494 shares described above and listing such shares shall not be construed as an admission that Mr. George is the owner of such shares for purposes of Section 13(g) of the Securities Exchange Act of 1934.

(6)	Includes 66,198 shares held in trusts in which Mr. Walton is designated as the trustee but claims no beneficial interest.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee

     Compensation of officers and senior executives of the Company is determined by the Executive Compensation Committee of the Board of Directors (the “Committee”). The Committee, comprised entirely of non-management, independent Directors, meets (i) to evaluate and facilitate the annual salary and bonus plan for executives, (ii) to review annual goals and reward outstanding annual performance of executives, (iii) to grant stock options pursuant to the Company’s stock option plans, (iv) to establish and certify the achievement of performance goals under the Company’s Management Incentive Plan, (v) to evaluate and recommend to the Board of Directors for their approval, the base salary and stock option grants for the Company’s Chairman and Chief Executive Officer and, (vi) to review the Company’s 401(k) and Deferred Compensation Plans. In 2003, the Committee retained the services of an independent consultant to review its executive compensation policies and practices. The Committee met to discuss the salaries, bonuses and other compensation of the officers and senior executives of the Company, including the Chairman, Chief Executive Officer and Board of Directors.

General Compensation Policy

     The executive compensation package has three main components: (i) base salary, which is reviewed annually, (ii) performance-based bonuses that are directly tied to the Company’s earnings per share and are earned annually depending on the achievement of pre-established performance-based goals, and (iii) incentive awards. This mix of compensation elements places more of total compensation at risk and emphasizes performance.

     The Committee believes that competitive levels of cash compensation, together with equity and other incentive programs, are necessary for the attraction, motivation and retention of the highest caliber employees.

Base Salary

     Executives’ base salaries are based on the Company’s performance for the prior calendar year and upon a subjective evaluation of each executive’s contribution to that performance. In evaluating overall Company performance, the primary focus is on the Company’s earnings per share.

Performance-Based Bonus

     Performance cash bonuses are paid quarterly to executives based on the Company’s earnings per share. The amount of the bonus paid is a percentage of the executive’s salary. The bonus increases as a percentage of base salary as the Company’s earnings per share improves.

Incentive Awards

     Incentive awards are made under the Company’s Management Incentive Plan. As a person’s level of responsibility increases, a greater portion of potential total compensation opportunity is shifted from salary to performance-based incentives and to greater reliance on growing total return to stockholders through stock-based awards. This directly aligns the interest of management with stockholders.

Stock Ownership Guidelines

     To motivate the Company’s employees to emulate its stockholders, the Company maintains stock ownership requirements for its executive officers and senior management. Stock ownership is defined as stock owned: a) directly, b) through the Company’s 401(k) plan, and/or c) through the Company’s Deferred Compensation Plan. This program was implemented in 1995 and each individual was given five years to attain their goal of ownership. In 2003 the ownership requirement was revised and the time to attain the new level of ownership was extended over an additional five year period. The table below reflects the new ownership requirements adopted in calendar year 2003. The Committee has determined that as of February 27, 2004, all of the executive officers covered by these guidelines have met their ownership targets.

Position	Ownership Multiple of Base Salary
Chief Executive Officer	6 times
Executive Vice Presidents	3.5 times
Senior Vice Presidents and Vice Presidents of Operations	2.75 times
Vice Presidents, Terminal Managers, and Directors of Operations	2 times

Chairman and Chief Executive Officer Compensation

     The Committee has tried to set base salary and overall compensation for Messrs. Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

     Cash bonuses paid to Messrs. Garrison and Thompson in calendar year 2003 were determined by the previously mentioned formula relating bonuses to earnings per share.

     In accordance with the Committee’s policy of aligning executive interest with the interest of stockholders, the Committee recommended, and the Board approved, a stock option grant of 20,000 shares to Mr. Garrison in calendar year 2003. Mr. Garrison’s options will vest in two equal increments of 50% in years 2008 and 2009 respectively. The Committee also recommended, and the Board approved, a stock option grant of 50,000 shares to Mr. Thompson in calendar year 2003. Mr. Thompson’s options will vest over a 5-year period in 20% increments.

     Messrs. Garrison and Thompson’s cash compensation is comparable to the NASDAQ peer group and other transportation company peer groups. After evaluating an independent consultant’s review of compensation practices and policies, the Committee recommended, and the Board approved, an increase in the base salaries of Messrs. Garrison and Thompson effective October 19, 2003. Both Messrs. Garrison and Thompson participate in the Company’s 401(k) Employee Retirement Plan.

2004 Performance-Based Compensation

     For calendar year 2004, the Company has established a cash bonus program for the above named executives. The amount of the bonus earned will be a percentage of the executive’s base salary and will increase by percentage of base salary in direct correlation to the Company’s increase in earnings per share.

Tax Deductibility

     The Company’s incentive bonus and stock incentive plans are designed to be performance-based plans as defined in the Internal Revenue Code of 1986, as amended. Therefore, under Internal Revenue Code Section 162(m), compensation paid in 2003 under these plans is intended to be fully deductible and it is our intention to continue to maximize deductibility to the extent practicable.

Our Conclusion

     We firmly believe that the quality and motivation of all of the Company’s employees, including its managers, make a significant difference in the Company’s long-term performance. We also believe that stockholders directly benefit from compensation programs that:

•	reward superior performance;

•	contain an appropriate downside risk element when performance falls short of clearly-defined standards;

•	give appropriate administrative flexibility to achieve their objectives.

     We believe that the Company’s management compensation program meets these requirements and will continue to be an important factor in driving the Company’s success.

J.B. Hunt Transport Services, Inc.
Executive Compensation Committee
2003 Members
John A. Cooper. Jr., Chairman
Gene George
Thomas L. Hardeman

Executive Compensation Committee Interlocks and Insider Participation

     Messrs. Cooper, George and Hardeman are non-management, independent Directors of the Company. None of the members of the Executive Compensation Committee were an officer or an employee of the Company during calendar year 2003. No member of the Committee is a former officer of the Company or had any related party transactions with the Company in calendar year 2003.

     The following table sets forth information concerning total compensation earned or paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the calendar years indicated, to the Chairman (as one of the five highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the three highest paid executive officers of the Company for such period in all capacities in which they served.

EXECUTIVE COMPENSATION SUMMARY TABLE

				Long-Term Compensation
		Annual Compensation		Awards
				Other	Securities
Name and				Annual	Underlying	All Other
Principal			Bonus	Compensation	Options/SARs	Compensation
Position	Year	Salary ($)	($) (1)	($) (2)	(#) (3)	($) (4)
Kirk Thompson	2003	509,748	296,875	1,637	50,000	6,000
President and	2002	453,846	225,000	3,774	80,000	5,499
CEO	2001	450,000	2,813	350	150,000	4,461
Wayne Garrison	2003	394,231	234,375	6,873	20,000	6,000
Chairman of the	2002	375,000	187,500	32,417	300,000	5,500
Board	2001	375,000	0	40,944	0	0
Jerry Walton	2003	339,423	203,125	0	20,000	6,000
EVP, Finance/	2002	325,000	162,500	0	30,000	6,000
Administration and CFO	2001	325,000	2,031	1,871	60,000	3,383
Paul Bergant	2003	292,692	175,000	1,681	20,000	6,000
EVP, Marketing,	2002	280,000	140,000	3,589	30,000	6,000
CMO, President of Intermodal	2001	280,000	1,750	1,919	25,000	3,804
Craig Harper	2003	272,885	162,500	0	24,000	6,000
EVP, Operations,	2002	251,538	125,000	0	40,000	5,297
and COO	2001	250,000	1,563	0	50,000	3,455

(1)	All bonuses are reported in the year in which they are earned. Bonus and salary totals shown above may include amounts transferred into deferred compensation.

(2)	Calendar year 2003 amounts consist of:

•	Kirk Thompson, $500 for professional fees and $1,137 for personal use of the company plane.

•	Wayne Garrison, $6,500 for professional fees and $373 for personal use of a company vehicle.

•	Paul Bergant, $765 for professional fees and $916 for personal use of the company plane.

Calendar year 2002 amounts consist of:

•	Kirk Thompson: $350 for professional fees and $3,424 for personal use of the company plane.

•	Wayne Garrison: $10,217 for professional fees, $21,357 for personal use of the company plane, and $843 for use of a company car.

•	Paul Bergant: $765 for professional fees, $2,824 for personal use of the company plane.

Calendar year 2001 amounts consist of:

•	Kirk Thompson: $350 in professional fees.

•	Wayne Garrison: $5,625 for professional fees, $34,039 personal use of company plane and $1,280 for use of a company car.

•	Jerry Walton: $1,750 for professional fees and $121 for personal use of company plane.

•	Paul Bergant: $540 for professional fees and $1,379 for personal use of company plane.

(3)	There were no restricted stock awards or stock appreciation rights (SARs) granted in calendar years 2003, 2002 or 2001.

(4)	Includes matching contributions to the Company’s 401(k) retirement plan on behalf of each of the above named executives.

AGGREGATED OPTION EXERCISES DURING CALENDAR YEAR 2003
AND
OPTION VALUES ON DECEMBER 31, 2003

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			12/31/03 (#)	12/31/03 ($) (3)
	Shares Acquired		Exercisable/	Exercisable/
Name	on Exercise(#)(1)	Value Realized($)(2)	Un-exercisable	Un-exercisable
Wayne Garrison	0	0	164,000 E	2,922,960 E
			364,000 U	5,725,560 U
Kirk Thompson	126,734	1,339,618	0 E	0 E
			525,870 U	8,691,169 U
Jerry Walton	80,000	914,000	98,600 E	1,943,696 E
			268,600 U	4,591,276 U
Paul Bergant	188,460	2,271,261	0 E	0 E
			255,540 U	4,316,785 U
Craig Harper	76,442	812,529	0 E	0 E
			249,728 U	4,117,095 U

The above Exhibit reflects options only. The Company has no SARs or restricted stock at the present time.

(1)	Either all or a portion of the shares acquired on exercise shown in the above table for Messrs. Thompson and Harper, were acquired through a cashless exercise. Shares held by the individual for more than six months (mature shares) are tendered to the Company to pay the option price and tax withholdings. Such a transaction allows an individual to increase ownership in Company stock without openly selling shares in the marketplace. Shares tendered to the Company are added back to the authorized shares under the Management Incentive Plan approved by the shareholders on April 20, 2000.

Shares tendered from the above transactions were as follows: Kirk Thompson, 42,734 shares; and Craig Harper, 29,210 shares.

(2)	Values were earned over multiple year periods. Election to exercise an option in calendar year 2003 should not be interpreted to mean that all value was earned in the year the option was exercised.

(3)	In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $27.01, which is the closing market price reported on NASDAQ on December 31, 2003.

OPTION GRANTS DURING CALENDAR YEAR 2003

		Number of
	Percent	Securities
	of Total	Underlying	Option		Potential
	Options	Options	Price	Expiration	Realizable Value ($)(1)
Name	Granted (%)	Granted (#)	($/Sh)	Date	5%	10%
Wayne Garrison	2.26	20,000	24.40	10/23/10	198,665	462,974
Kirk Thompson	5.65	50,000	24.40	10/23/14	866,614	2,260,802
Jerry Walton	2.26	20,000	24.40	10/23/10	198,665	462,974
Paul Bergant	2.26	20,000	24.40	10/23/10	198,665	462,974
Craig Harper	2.71	24,000	24.40	10/23/14	415,975	1,085,185

The above Exhibit reflects options only. The Company has no SARs or restricted stock at the present time.

(1) Caution is recommended in interpreting the financial significance of these figures. Potential realizable values are required to be based on the assumption that the Company’s common stock will appreciate 5% or 10% each year, compounded annually, from the grant date of the option to the end of the option term. Therefore, the figures are not intended to forecast possible future appreciation, if any, of the price of common stock or establish a present value of the options.

PERFORMANCE GRAPH

     The following graph presents a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ motor freight and warehousing companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1998 in Company common stock and in each of the indices.

Comparison of Five Year Cumulative Total Return
J. B. Hunt Transport Services, Inc., S&P 500, NASDAQ

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
J. B. Hunt	100.0	60.9	74.2	102.4	129.4	238.5

S&P500	100.0	121.1	110.3	97.3	75.8	97.5

NASDAQ	100.0	94.0	103.7	143.1	163.3	211.2

PROPOSAL TWO
Ratification of the Appointment of Auditors

     The Board of Directors, on the unanimous recommendation of the Audit Committee, has selected KPMG LLP to serve as the Company’s independent auditor for the 2004 calendar year, subject to the ratification of our stockholders. KPMG LLP has served as the Company’s independent auditors since its appointment in 1982. Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions. The auditors will also have the opportunity to make a statement if they desire to do so.

The Board of Directors Recommends that the Stockholders Vote
FOR
the Ratification of the Appointment of KPMG LLP
as the Company’s Independent Auditors for the 2004 Calendar Year

Audit and Non-Audit Fees

     The following table represents fees paid for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2002.

	2003	2002
Audit fees (1)	$514,027	$419,514
Audit related fees (2)	$26,888	$25,116
Tax fees (3)	$223,058	$146,061

All other fees (4)	—	—

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)	Audit related fees consisted principally of audits of employee benefit plans and special procedures related to regulatory filings.

(3)	Tax fees consisted principally of assistance with tax compliance and reporting.

(4)	KPMG LLP did not bill the Company for any other services in calendar years 2003 and 2002.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

     Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility of appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

     Prior to engagement of the independent auditor for next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

(1)	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonable be expected to provide, including comfort letters, statutory audits, and attest services, and consultation regarding financial accounting and/or reporting standards.

(2)	Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(3)	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

(4)	Other fees are those associated with services not captured in the other categories. The Company generally doesn’t request such services from the independent auditor.

     Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee required specific pre-approval before engaging the independent auditor.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, the pre-approval decisions to the Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     In this context, the Committee met seven times and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company’s results. The Committee has discussed significant accounting policies applied by the Company in its financial statements. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee discussed with the independent auditor matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

     Additionally, the Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the matters in written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee also has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Committee has concluded that the independent auditor is independent from the Company and its management.

     The Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussion referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC. The Committee has selected and the Board of Directors has ratified, subject to stockholder approval, the selection of the Company’s independent auditor for calendar year 2004.

J.B. Hunt Transport Services, Inc.
Audit Committee
2003 Members
John A. White, Chairman
James L. Robo
Leland E. Tollett

OTHER MATTERS

Other Business Presented at Annual Meeting

     As of the date of this Proxy Statement, the Board knows of no other business that may properly be, and is likely to be, brought before the Annual Meeting. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Stockholder Proposals for 2005 Annual Meeting

     In order for a proposal by a stockholder to be presented at an Annual Meeting of the Company’s stockholders, the proposal must be included in the related Proxy Statement and proxy form. In order for a stockholder’s proposal to be included in the Proxy Statement and proxy form for the Annual Stockholders’ Meeting in 2005, the proposal: (i) must be received by the Company at its home office, 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745, Attention: Johnelle D. Hunt, Secretary, on or before November 3, 2004, and (ii) must concern a matter that may be properly considered and acted upon at the Annual Meeting in accordance with applicable laws, including the Company’s Bylaws and Rule 14a-8 of the Securities Act.

Expenses

     The Company has taken a pro-active approach to implement and adhere to new regulations imposed by the Sarbanes-Oxley Act of 2002. As a result, it is estimated that additional expenses of $1.8 million dollars were incurred by the Company. These expenses included a substantial increase in legal, accounting, insurance and Board and Committee fees, many of which are referred to in this Proxy Statement. It is anticipated that at least $1.0 million of these expenses will recur each year. These costs are above and beyond the normal course of business and solely related to the implementation of these new regulations.

     The proxies being solicited hereby are being solicited by the Company. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by Directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.

Where You Can Find More Information

     The Company files reports, Proxy Statements, and other information with the SEC. You can read and copy these reports, Proxy Statements, and other information concerning the Company at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company.

     In addition, the Company’s Annual Report on Form 10-K is available via the Internet at the Company’s website http://www.jbhunt.com as are press releases and other pertinent information about the Company.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED
TO VOTE BY TELEPHONE, MAIL OR INTERNET.

IF YOU VOTE BY TELEPHONE OR THE INTERNET,
YOU DO NOT NEED TO RETURN YOUR PROXY CARD

By Order of the Board of Directors
JOHNELLE D. HUNT
Secretary

Your vote is important. Please vote immediately.

Vote-by-Internet	OR	Vote-by-Telephone
Log on to the Internet and go to		Call toll-free
hppt://www.eproxyvote.com/jbht		1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

☒ Please mark your vote as in this sample

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

The Board of Directors recommends a vote FOR Proposals 1, 2, and 3

		FOR	WITHHELD
1.	Election of Directors (See Reverse)

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of KPMG LLP as the principal independent public accountants for fiscal year 2004.

3.	To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

        Change of Address/Comments on Reverse Side

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

NOTE: Please mark, sign, date and promptly return this proxy card in the enclosed envelope. Please sign exactly as your name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature	Date:	Signature	Date

J.B. HUNT TRANSPORT SERVICES, INC.

Dear Stockholder:

Stockholders of J.B. Hunt Transport Services, Inc. can now take advantage of several new services available through our transfer agent, EquiServe Trust Company, N.A. These services include:

Electronic Delivery of proxy materials

To take advantage of the opportunity to receive future copies of the Annual Report and Proxy Statement via the Internet, please sign-up at www.econsent.com/jbht

By enrolling in eDelivery, you will receive an e-mail notification when future annual reports and proxy statements become available. You will be able to view these documents via the Internet and then vote your shares via the Internet.

Vote by Internet

Stockholders may now vote their shares via the Internet by following the directions on the reverse side of this card. Votes may be cast by Internet up until 11:59 p.m. on the day before the Annual Meeting

Internet Account Access

Stockholders may now access their accounts on-line at www.equiserve.com. Among the services offered through Account Access, certificates histories can be viewed, address changes requested and tax identification numbers certified.

Transfer Agent Contact Information

EquiServe Trust Company, N.A.	Telephone Inside the USA:	800-446-2617
P.O. Box 43069	Telephone Outside the USA:	781-575-2723
Providence, RI 02940-3069	TDD/TTY for Hearing Impaired:	800-952-9245

J.B. HUNT TRANSPORT SERVICES, INC.
Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders, April 22, 2004

The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON AND KIRK THOMPSON as Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock of J.B. HUNT TRANSPORT SERVICES, INC., held of record by the undersigned on February 27, 2004 at the Annual Meeting of Stockholders to be held on April 22, 2004, and any adjournment thereof.

Election of Directors, Nominees:

(1)	John A. Cooper, Jr.,

(2)	Wayne Garrison,

(3)	Bryan Hunt

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

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